Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013
Current assets:
Cash and cash equivalents	$ 236,079
Prepaid expenses and other current assets	2,096
Security deposits	158
Total current assets	238,333
Property and equipment, net	32
Other long-term assets	11
Total assets	238,376
Current liabilities:
Accrued clinical drug supplies and trial costs	3,477
Accounts payable and accrued expenses	4,431
Total current liabilities	7,908
Royalty purchase liability	41,667
Total liabilities	49,575
Stockholders' equity (deficit)
Common stock - $0.001 par value, 200,000,000 shares authorized, 31,250,817 shares issued and outstanding at September 30, 2013; 155,864,851 shares authorized, 1,469,798 shares issued and outstanding at December 31, 2012	31
Additional paid-in capital	351,431
Total stockholders' equity deficit	188,801
Total liabilities and stockholders' equity deficit	238,376
Preferred stock
Stockholders' equity (deficit)
Preferred Stock